INVESCO INTERNATIONAL GROWTH FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :        811-6463
SERIES NO.:                 1

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                            $21,976
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                            $   189
           Class C                                                                            $   568
           Class R                                                                            $   725
           Class Y                                                                            $18,141
           Class R5                                                                           $17,685
           Class R6                                                                           $ 3,043
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                            $0.2879
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                            $0.1119
           Class C                                                                            $0.1119
           Class R                                                                            $0.2279
           Class Y                                                                            $0.3445
           Class R5                                                                           $0.3713
           Class R6                                                                           $0.3868
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                             77,673
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                              1,464
           Class C                                                                              4,934
           Class R                                                                              3,182
           Class Y                                                                             62,481
           Class R5                                                                            49,974
           Class R6                                                                             7,902
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                            $ 30.35
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                            $ 28.07
           Class C                                                                            $ 28.10
           Class R                                                                            $ 30.03
           Class Y                                                                            $ 30.42
           Class R5                                                                           $ 30.79
           Class R6                                                                           $ 30.77

INVESCO GLOBAL SMALL & MID CAP GROWTH FUND                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :        811-6463
SERIES NO.:                 3

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                            $ 4,228
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                            $    58
           Class C                                                                            $    77
           Class Y                                                                            $    79
           Class R5                                                                           $   262
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                            $0.1591
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                            $0.0536
           Class C                                                                            $0.0536
           Class Y                                                                            $0.1975
           Class R5                                                                           $0.2329
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                             25,827
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                925
           Class C                                                                              1,467
           Class Y                                                                                441
           Class R5                                                                             1,108
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                            $ 20.03
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                            $ 17.44
           Class C                                                                            $ 17.46
           Class Y                                                                            $ 20.07
           Class R5                                                                           $ 19.97

INVESCO GLOBAL GROWTH FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :        811-6463
SERIES NO.:                 5

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                          $ 2,395
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class Y                                                                          $    26
           Class R6                                                                         $     0
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                          $0.2126
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class R5                                                                         $0.2952
           Class R6                                                                         $0.3046
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                           10,798
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                              340
           Class C                                                                              923
           Class Y                                                                              104
           Class R5                                                                              28
           Class R6                                                                           402.6(Actual)
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                          $ 26.52
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                          $ 24.86
           Class C                                                                          $ 24.87
           Class Y                                                                          $ 26.57
           Class R5                                                                         $ 26.43
           Class R6                                                                         $ 26.42

INVESCO ASIA PACIFIC GROWTH FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :        811-6463
SERIES NO.:                 9

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                          $ 3,013
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                          $    --
           Class C                                                                          $    --
           Class Y                                                                          $   540
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                          $0.2020
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                          $    --
           Class C                                                                          $    --
           Class Y                                                                          $0.2699
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                           16,750
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                                                              853
           Class C                                                                            3,145
           Class Y                                                                            3,133
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                          $ 33.52
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                          $ 31.47
           Class C                                                                          $ 31.29
           Class Y                                                                          $ 33.59

INVESCO EUROPEAN GROWTH FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :        811-6463
SERIES NO.:                10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                          $ 6,852
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                          $   184
           Class C                                                                          $   488
           Class R                                                                          $   209
           Class Y                                                                          $ 5,375
           Investor Class                                                                   $ 2,896
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                          $0.6003
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                          $0.3959
           Class C                                                                          $0.3959
           Class R                                                                          $0.5317
           Class Y                                                                          $0.6657
           Investor Class                                                                   $0.6159
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                           11,594
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                                                              400
           Class C                                                                            1,266
           Class R                                                                              422
           Class Y                                                                           10,561
           Investor Class                                                                     4,843
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                          $ 35.46
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                          $ 33.35
           Class C                                                                          $ 33.39
           Class R                                                                          $ 35.36
           Class Y                                                                          $ 35.51
           Investor Class                                                                   $ 35.37

INVESCO INTERNATIONAL CORE EQUITY FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :        811-6463
SERIES NO.:                11

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                          $   710
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                          $    30
           Class C                                                                          $   118
           Class R                                                                          $    32
           Class Y                                                                          $    29
           Investor Class                                                                   $   256
           Class R5                                                                         $   198
           Class R6                                                                         $ 5,230
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                          $0.1835
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                          $0.0997
           Class C                                                                          $0.0997
           Class R                                                                          $0.1555
           Class Y                                                                          $0.2099
           Investor Class                                                                   $0.1835
           Class R5                                                                         $0.2555
           Class R6                                                                         $0.2559
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                            3,798
       2   Number of shares outstanding of a second class of open-end company shares (000's
           Omitted)
           Class B                                                                              247
           Class C                                                                            1,117
           Class R                                                                              183
           Class Y                                                                              107
           Investor Class                                                                     1,336
           Class R5                                                                             283
           Class R6                                                                           5,284
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                          $ 10.97
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                          $ 11.02
           Class C                                                                          $ 10.73
           Class R                                                                          $ 11.00
           Class Y                                                                          $ 11.14
           Investor Class                                                                   $ 11.14
           Class R5                                                                         $ 10.94
           Class R6                                                                         $ 10.93

INVESCO GLOBAL OPPORTUNITIES FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :        811-6463
SERIES NO.:                12

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                            $    11
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class C                                                                            $     0
           Class R                                                                            $     0
           Class Y                                                                            $    11
           Class R5                                                                           $     0
           Class R6                                                                           $     0
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                            $0.0709
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class C                                                                            $0.0684
           Class R                                                                            $0.0699
           Class Y                                                                            $0.0724
           Class R5                                                                           $0.0724
           Class R6                                                                           $0.0724
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                377
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                                                                 18
           Class R                                                                                  1
           Class Y                                                                                149
           Class R5                                                                                 1
           Class R6                                                                                 1
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                            $ 12.98
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                                                                            $ 12.91
           Class R                                                                            $ 12.96
           Class Y                                                                            $ 13.00
           Class R5                                                                           $ 13.00
           Class R6                                                                           $ 13.00

INVESCO SELECT OPPORTUNITIES FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2013
FILE NUMBER :        811-6463
SERIES NO.:                13

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                            $    10
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class C                                                                            $     0
           Class R                                                                            $     0
           Class Y                                                                            $     8
           Class R5                                                                           $     0
           Class R6                                                                           $     0
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                            $0.0772
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class C                                                                            $0.0728
           Class R                                                                            $0.0757
           Class Y                                                                            $0.0785
           Class R5                                                                           $0.0785
           Class R6                                                                           $0.0785
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                209
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                                                                  9
           Class R                                                                                  3
           Class Y                                                                                219
           Class R5                                                                                 3
           Class R6                                                                                 1
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                            $ 12.14
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                                                                            $ 12.10
           Class R                                                                            $ 12.12
           Class Y                                                                            $ 12.17
           Class R5                                                                           $ 12.17
           Class R6                                                                           $ 12.16